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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 24, 2002
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                           SPEEDWAY MOTORSPORTS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                         1-13582                 51-0363307
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


5555 Concord Parkway South, Concord, North Carolina                     28027
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:           (704) 455-3239
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      Other Events.

     On June 22, 2002, Speedway Motorsports, Inc. issued a press release announcing a Naming Rights Agreement Between Sears Point Raceway, LLC and Speedway Motorsports, Inc., and Infineon Technologies North America Corp., dated June 11, 2002. The press release and agreement are Exhibits 99.1 and 99.2, respectively, filed with this report on Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated June 22, 2002

99.2 Naming Rights Agreement Between Sears Point Raceway, LLC and Speedway Motorsports, Inc., and
                           Infineon Technologies North America Corp., dated June 11, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPEEDWAY MOTORSPORTS, INC.

Date: June 24, 2002                   By:   /s/ William R. Brooks
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                                            William R. Brooks
                                            Vice President, Treasurer and
                                            Chief Financial Officer